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                                                                  Exhibit 10(aa)



                               COMMERCIAL LEASE

     THIS LEASE (the "Lease") dated this 11th day of September, 1996, is entered into by and between DRAPER LAND PARTNERSHIP II, a Utah Limited Partnership ("Landlord"), and I-LINK, INC., a Corporation ("Tenant").

1.   PREMISES.

     (a) Description. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the terms and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree, those certain premises (the "Premises"), highlighted on Exhibit A attached hereto, which include approximately 13,984 Rentable square feet of office space as per space plan to be approved by Landlord and Tenant (the exact Rentable square footage and location on the second floor to be determined by final space plan). The location of the Premises is commonly known as: Building "D" at 13751 South Wadsworth Park Drive, Draper, UT, 84020 (the "Building").

     (b) Additional Use. In addition, the Premises shall include the appurtenant right to use, in common with others, the site, parking and landscaped areas. Landlord shall provide Tenant, at no additional charge, the use of 56 non-reserved parking stalls in the adjacent parking lot.

     (c) Acceptance of Premises. Unless otherwise notified by Tenant within thirty (30) days of taking possession, by entry hereunder Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant shall at the end of the term and any extension herein surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received; ordinary wear and tear, damage by fire, earthquake, or act of God excepted. Landlord has no liability and has made no representation to alter, improve, repair, or paint the Premises or any part thereof, except as specified in Article 2(c), 2(d) & 6 herein.

2.  TERM, OPTION, TENANT IMPROVEMENTS.

     (a) Lease Term. The initial Lease Term shall be seven (7) years and shall commence November 5, 1996 ("Commencement Date"), which Commencement Date is subject to substantial completion of Tenant Improvements. If Landlord is solely responsible for not delivering possession of the Premises to Tenant within forty-five (45) days of the Commencement Date, Tenant may upon ten (10) days written notice terminate the Lease. In the event of Tenant's termination due to late delivery, Landlord shall not be liable to Tenant for any damage of any kind resulting from such late delivery or failure to deliver possession of the Premises.

     (b) Option. Provided that Tenant is not in default under the Lease, Tenant may by written notice to Landlord, not later than one hundred eighty (180) days prior to the expiration of the Lease, extend the Lease by exercising a (one-time) 5-year option on a timely basis. Tenant shall possess the Premises during the Option period upon the same terms and conditions of the Lease, except that Base Rent under Article 4(a) herein will be adjusted
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for the Option period to the then fair market rate for similar space in similar condition in the surrounding area, whichever is less.

     (c) Base Building Improvements. At Landlord's sole cost and expense, Landlord shall design, construct and install the Building's roof and structural elements ("Shell"), shall provide basis utility access to and an initial HVAC unit for the Premises, and shall design and construct the common areas of the Premises and Building, as more specifically outlined in Exhibit B -Base Building Improvements (collectively "Base Building Improvements").

     (d) Tenant Improvements. At execution of the Lease, Landlord shall commence the building design, construction and installation of agreed-upon Tenant Improvements requested by Tenant. Tenant is responsible for any costs of Tenant Improvements above $ 16.00 per Useable square feet. Tenant Improvements' shall include all improvements to the Premises, but exclude the Base Building Improvements.

     (e) Substantial Completion of Tenant Improvements. The Premises shall be deemed complete when Landlord has substantially completed Tenant improvements. "Substantial Completion" shall mean when (i) installation of Tenant Improvements has occurred, (ii) Basic utility services are available to the Premises, (iii) Landlord's Architect/Contractor shall have issued a Certificate of Substantial Completion with respect to Premises or that portion of the Building within which they are contained, whether or not Substantial Completion of the entire Building itself shall have occurred, and (iv) issuance of a temporary Certificate of Occupancy. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punch-list" work, which shall be completed within a reasonable time by Landlord. Landlord shall use its best efforts to advise Tenant of Substantial Completion at least thirty (30) days prior to such date, but the failure to give such notice shall not constitute a default hereunder by Landlord.

3.  NON-OCCUPANCY OF IMPROVED SPACE.

     In the event Tenant does not occupy the Premises and fails to pay Rents as required in Article 4 of the Lease, all costs for Tenant Improvements become due and payable upon invoicing by Landlord, subject to reasonable mitigation by Landlord for use with next tenant. Further, such invoicing by Landlord does not waive any other rights or remedies Landlord may have against Tenant for failure to occupy.

4.  RENT.

     (a) Base Rent. Total Base Rent shall be $9.75 per Rentable square foot X 13,984( square feet X 7 years ($954,408(, subject to an annual increase as provided below), payable as follows: $11,362( per month payable in advance on or before the 1st day of each month during the duration of the Lease, with the first such monthly rental payments being due upon the execution of the Lease. This Base Rent is estimated herein since the square footage is approximated. The exact Base Rent will be determined according to the square footage stated in the final space plan. Any partial months shall be prorated accordingly. Base Rent under this Article shall be increased four (4%) percent per year during the Lease Term and during any Option period (after adjustment to fair market value at beginning of any Option period). Base Rent during the Term of the Lease shall never decrease. All Base Rent and Additional Rent (collectively "Rents") shall be paid as follows, unless

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otherwise directed in writing: Draper Land Partnership II; Attn: Kip Wadsworth;
71 East Wadsworth Park Dr., Draper, UT 84020.

     (b) Additional Rent. All obligations payable by Tenant under the Lease other than Base Rent are called "Additional Rent". Additional Rent shall be paid monthly with Base Rent pursuant to the Lease, unless otherwise invoiced by Landlord.

     (c) Interest, Late Charges, Costs and Attorneys' Fees. If Tenant fails to pay within fifteen (15) days of the date due any Rents which Tenant is obligated to pay under the Lease, the unpaid amount shall bear interest at fifteen (15%) percent per annum. Tenant acknowledges that any late payments of Rents shall cause Landlord to lose the use of that money and incur costs and expenses not contemplated under the Lease, including without limitation administrative, collection and accounting costs, the exact amount of which is difficult to ascertain. Further, as Additional Rent, Tenant shall be liable to Landlord for costs and attorneys' fees incurred as a result of late payments or non-payments. Acceptance of any interest, late charge, costs or attorneys' fees shall not constitute a waiver of any default by Tenant nor prevent Landlord from exercising any other rights or remedies under the Lease or at law.

5.   USE.

     (a) The Premises shall be used for general office use, and any other lawful purpose incidental to Tenant's business, and no other, unless consented to in writing by Landlord. Tenant shall not do or permit to be done in or about the Premises or Building anything which is prohibited by or in any way in conflict with any and all laws, statutes, ordinances, rules and regulations now in force or which may hereafter be enacted or promulgated or which is prohibited by the standard form of fire insurance policy, or which will increase the existing rate of or affect any fire or other insurance upon the Premises or Building or any of its contents, or cause a cancellation of any insurance policy covering the Premises or Building or any part thereof or any of its contents. Tenant shall not handle, use, store or otherwise put any hazardous material on the Premises, without first notifying Landlord of its intention to do so and identifying the hazardous material and safety plan which shall ensure that any such hazardous material is properly controlled, safeguarded, and disposed of, and obtaining Landlord's prior written consent, which consent may be reasonably withheld and may be conditioned upon absolute indemnification by Tenant and accompanying bond. Tenant shall not do or permit anything to be done in or about the Premises or Building which will in any way violate Rules or Regulations reasonably promulgated by Landlord throughout the Lease, obstruct or interfere with the rights of other tenants, or injure them, or use or allow the Premises or Building to be used for any improper, immoral, or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance, in, on or about the Premises or Building or commit or suffer to be committed any waste in, on or about the Premises or Building.

     (b) Tenant shall not use the name of the Building in which the Premises are located, in connection with any business carried on in said Premises (except as Tenant's address) without written consent of Landlord.

     (c) Tenant shall not manufacture, assemble or store materials inside the common areas outside of Building.

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6.   LANDLORD'S SERVICES.

     Landlord, at its sole cost and expense, is responsible to maintain only the roof and structural elements ("Shell") of the Premises and Building. All Operating Expenses, including but not limited to repairs, maintenance, common area utilities, common area janitorial, sewer and garbage, insurance, taxes, and property management on the Premises, Building, and common areas shall be coordinated by Landlord, but are the financial responsibility of the Tenant through prorated billings as more fully outlined in Article 7 herein.

7. OPERATING EXPENSES - REPAIRS, MAINTENANCE, INSURANCE, TAXES AND PROPERTY MANAGEMENT (Excludes Electric, Gas and Office Janitorial).

     Since the Premises is part of a Building or group of buildings, Tenant is responsible for a prorated share of Operating Expenses, including but not limited to repairs, maintenance, common area utilities, common area janitorial (not specific tenant janitorial), water, sewer and garbage, insurance, taxes, and property management incurred in the operation and management of the Premises, Building, and common areas as shall be reasonably determined by the Landlord. For purposes of the Lease, Operating Expenses specifically exclude electric, gas, and janitorial expenses for the office space portion (excludes common areas) of Tenant's Premises which are separately billed to Tenant and which are the sole responsibility of Tenant. Proration shall be on a square footage basis with all other tenants and Tenant's proration shall be calculated by multiplying the Operating Expenses by an equation, the numerator being the Rentable square feet of the Premises and the denominator being the total Rentable square feet of the Building. The Operating Expenses shall be prorated to Tenant and be payable by Tenant as Additional Rent on a monthly basis, and subject to the following terms and conditions:

     (a) Prorated Share. Tenant's prorated share of the Operating Expenses shall be computed and paid in twelve (12) equal monthly estimated payments as determined in the Landlord's reasonable discretion. Such Additional Rent shall be paid by Tenant on or before the 1st day of each month with the Base Rent. As soon as is reasonably possible, but in any event within ninety (90) days following the end of each calendar year, Landlord shall furnish to Tenant a statement showing the Premises' and Building's actual Operating Expenses for the preceding calendar year. In the case of a deficiency, Tenant shall promptly remit its prorated share of such deficiency to Landlord. In the case of a surplus, Landlord shall apply said surplus to the next Additional Rent due from Tenant.

     (b) Right to Review. Tenant may review at his sole cost and expense any Operating Expenses prorated to Tenant by Landlord, including assessed Real Estate Taxes as may be statutorily allowed. Landlord shall make available the applicable Operating Expenses' invoices and statements. However, any such review must be requested and completed within sixty (60) days of receipt of the annual statement. On any expenses for alterations, additions or improvements for which Tenant's pro rata share exceeds One Thousand Dollars ($1,000), Landlord shall consult with Tenant and use its best efforts to meet the reasonable needs of Tenant.

8.  ALTERATIONS.

     (a) Tenant will not make or suffer to be made any alterations, additions or improvements in excess of $1,000, excluding the initial Tenant

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Improvements, (collectively "Alterations") to or upon the Premises, Building, or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's written approval, which shall not be unreasonably withheld or delayed. Any Alterations to or upon the Premises shall be made by Tenant at Tenant's sole cost and expense and any contractor selected by Tenant to make the same shall be subject to Landlord's reasonable prior written approval. All such Alterations permanent in character, made in or upon the Premises either by Tenant or Landlord, may at the option of Landlord, become Landlord's property and, at the end of the term or any extension hereof, shall remain on the Premises without compensation to Tenant unless Landlord requests that Tenant remove any such Alterations. Notwithstanding the above, Tenant's work stations and other items of personal property shall remain Tenant's property.

     (b) Any Alterations shall, when completed, be of such a character as not to lessen the value of the Premises or such improvements as may be then located thereon. Any Alterations shall be made promptly and in a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and offices. The costs of any such Alterations shall be paid by Tenant, so that the Premises be free of liens for services performed, labor and material supplied or claimed to have been supplied. Before any Alterations shall be commenced, Tenant shall pay any increase in premiums on insurance policies (provided for herein) or ensure adequate coverage is in place for all risks related to the construction of such Alterations and the increased value of the Premises.

9.   PERSONAL PROPERTY & SIGNAGE.

     Placement of signs on a monument, if any, including the type, size and lighting of the signs, must be approved in writing by Landlord prior to their installation. Such personal property must be removed at the end of the Lease Term, any Option period herein, if applicable, or upon Tenant's failing to have possession of the Premises. It is understood that Tenant shall have signage rights on the west and/or south sides of the building, subject to Landlord's approval prior to installation. Such signs shall conform to all applicable Draper City and Salt Lake County ordinances.

10.  LIENS.

     Tenant shall keep the Premises and the Building free from any mechanics' and/or materialmen's liens or other liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall notify Landlord in writing at least seventy-two (72) hours before any work or activity is to commence on the Premises which may give rise to such liens to allow Landlord to post and keep posted on the Premises any notices which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens.

11.  DESTRUCTION OR DAMAGE.

     (a) If the Premises is partially damaged by fire, earthquake, or other Act of God, Landlord shall repair the same at Landlord's expense, subject to the provisions of this Article and provided such repairs can, in Landlord's reasonable opinion, be made within sixty (60) days. During such repairs, the Lease shall remain in full force and effect, except that if

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there shall be damage to the Premises and such damage is not the result of the negligence or willful misconduct of Tenant, Tenant's employees, agents, or invitees, an abatement of Rents shall be allowed Tenant for such portion of Premises and period of time as the Premises was unusable by Tenant.

     (b) If in Landlord's reasonable opinion the partially damaged Premises can be repaired, but not within sixty (60) days, the Landlord may elect, upon written notice to Tenant within thirty (30) days of such damages, to repair such damages over a longer time period and continue the Lease in full force and effect, but with Rents partially abated as provided in Article 11(a). In the event such repairs cannot be made within sixty (60) days, Tenant shall have the option to terminate the Lease provided that written notice is given to Landlord within thirty (30) days of receipt of Landlord's notice stated in this paragraph.

(c) If the partially damaged Premises is to be repaired under this Article, Landlord shall repair such damages to the Premises itself, and to the Tenant Improvements supplied by Landlord herein. Except in the event of Landlord's gross negligence or willful misconduct, Tenant shall be responsible for Tenant's equipment, furniture and fixtures, and other alterations, additions and improvements made by Tenant to the Premises and Building.

     (d) If in Landlord's reasonable opinion, the Premises is totally or substantially destroyed by fire or other casualty, the Lease shall terminate upon notice by Landlord.

12.  SUBROGATION.

     Landlord and Tenant shall each, prior to Tenant's taking possession or immediately after the execution of the Lease, procure from each of the insurers under all policies of fire, theft, public liability, workmen's compensation and other insurance now or hereafter existing during the term and any extension hereof and purchased by either of them insuring or covering the Premises and/or Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have against the other.

13.  INDEMNIFICATION.

     Tenant and Landlord hereby agree to indemnify and hold the other party harmless from any damage to any property, including the release of any hazardous materials, or injury to or death of any person arising from the use of the Premises, Building, or common areas by Tenant or the ownership, management or maintenance of the Premises, Building, or common areas by Landlord, except such as is caused by reason of the negligent or willful act of the other party, its agents, employees or contractors. The foregoing indemnity obligation of Tenant and Landlord shall include reasonable fees, investigation costs and all other reasonable costs and expenses incurred by Landlord or Tenant from the first notice that any claim or demand is made, except in the event of the other party's negligence or willful misconduct. The provisions of this Article shall survive the Lease's termination with respect to any damage, injury or death occurring prior to such termination.

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14.  COMPLIANCE WITH LEGAL REQUIREMENTS

     Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter by in force, the requirements of any board of fire underwriters or other similar body now or hereafter constituted, any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, (collectively the "Applicable Laws"), insofar as any thereof relate to or affect the use or occupancy of the Premises, Building, or common areas, excluding requirements of structural changes now related to or affected by improvements made by or for Tenant.

     Landlord shall, at its sole cost and expense, promptly comply with all Applicable Laws, including the American with Disabilities Act ("ADA"), insofar as any thereof relate to or affect Landlord's obligations under the Lease, or its ownership of the Premises, Building, or common areas, except for Tenant's requirements in the immediately preceding paragraph herein.

15.  INSURANCE.

     (a) Commercial General Liability. Tenant shall maintain a Commercial General Liability policy including all coverages normally provided therein. Such policies shall specifically name Landlord as an additional insured, with a cancellation period of thirty (30) days prior written notice of an cancellation. A Certificate of Insurance shall be provided to Landlord. All polices of insurance shall be issued by responsible insurance companies licensed to do business in the State of Utah.

     The minimum limits of coverage acceptable are:

           (i) $1,000,000 Each Occurrence Combined Single Limit for Bodily Injury and Property Damage and

           (ii)  $2,000,000 Annual Aggregate.

     (b) Premises and Building Insurance. Landlord shall insure the Premises and Building, including Landlord supplied Core and Shell and Tenant Improvements as deemed necessary in Landlord's reasonable discretion. Tenant shall pay its prorata share for such insurance as outlined in Article 7 herein, involving Tenant's prorated share of Operating Expenses. All policies of insurance shall be issued by responsible insurance companies licensed to do business in the State of Utah.

     (c) Tenant's Additional Insurance. Tenant may, at its sole cost and expense, cause all equipment, machinery, furniture and fixtures, personal property, and Tenant Improvements supplied by Tenant from time to time used or intended to be used in connection with the operation and maintenance of the Premises, to be insured by Tenant against loss or damage. Except for losses caused by Landlord's gross negligence or willful misconduct, Landlord is in no way liable for any uninsured Tenant's property.

16.  ASSIGNMENT AND SUBLETTING.

     In the event Tenant should desire to assign the Lease or sublet the Premises, Tenant shall give Landlord written notice of such desire at least ninety (90) days in advance of the date on which Tenant desires to make such

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assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (i) to terminate the Lease as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder, or (ii) to permit Tenant to assign or sublet such space, subject to prior written approval of the proposed assignee by Landlord, such consent not to be unreasonably withheld or delayed, so long as the use of the Premises by the proposed assignee would be a permitted use and the proposed assignee is of sound financial condition as determined in Landlord's reasonable discretion. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall have deemed to have waived option (i) above, but written approval by Landlord of the proposed assignee shall still be required. Failure by Landlord to approve a proposed assignee shall not cause a termination of the Lease. Any rents or other consideration realized by Tenant under any such sublease and assignment in excess of the Rents hereunder, after amortization of the reasonable costs of extra tenant improvements for which Tenant has paid and reasonable subletting and assignment costs, shall be divided and paid fifty (50%) percent to Landlord and fifty (50%) percent to Tenant. Notwithstanding the above, Tenant shall have the right to sublease or assign all or any portion of the Premises during the Term or any Option period to any related entity, subsidiary, or affiliate of Tenant, having at least fifty-one (51%) percent direct common ownership, without having to receive Landlord's consent, but still requiring written notice to Landlord on or before such sublease or assignment. No assignment or subletting by Tenant shall relieve Tenant of any obligation under the Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

17.  RULES.

     Tenant shall faithfully observe and comply with all Rules and Regulations reasonably promulgated by Landlord, in writing and after reasonable notice, during the Term or any Option period herein. Landlord must apply rules equitably against all Tenants, but shall not be responsible to Tenant for the non-performance by other Building tenants, or adjacent buildings' tenants, of any of said Rules and Regulations.

18.  ENTRY BY LANDLORD.

     The Landlord may enter the Premises or Building at reasonable hours and upon reasonable written notice to Tenant to (a) inspect the same, (b) show the same to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all of Tenant's obligations hereunder, (d) post notices of non-responsibility or (e) make repairs required of Landlord under the Lease, repairs to adjoining space or utility service, or make repairs, alterations or improvements to the Building, provided that all such work shall be done as promptly as possible and with as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key to unlock all doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant). In the event of an emergency, Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises, without notice, for the limited purpose of abating as possible said emergency. Such emergency entrance shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises

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or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

19.  EVENTS OF DEFAULT.

     The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of the Lease by Tenant: (a) if Tenant fails to pay Rents when and as the same becomes due and payable and such failure continues for more than fifteen (15) days after written notice thereof, or (b) if Tenant fails to pay any other sum when and as the same becomes due and payable and such failure continues for more than fifteen (15) days after written notice thereof; or (c) if Tenant fails to perform or observe any material term or condition of the Lease, such failure continues for more than thirty (30) days after written notice from Landlord, and Tenant does not within such period begin with due diligence and dispatch the curing of such default, or, having so began, thereafter fails or neglects to complete with due diligence and dispatch the curing of such default; or (d) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or (e) if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty
(60) days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (f) vacation or abandonment of the Premises for a continuous period in excess of fifteen (15) days after initial occupancy, or (g) if the Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days of receipt thereof by Tenant.

20.  TERMINATION UPON TENANT'S DEFAULT.

     If an Event of Default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall not be less than three (3) days after service) Tenant's right to possession shall terminate and the Lease shall terminate, unless on or before such date all Rents, arrearages and other sums due by Tenant under the Lease, including reasonable costs and attorneys' fees incurred by or on behalf of Landlord, shall have been paid by Tenant and all other Events of Default by Tenant shall have been fully cured to the satisfaction of Landlord. Upon such termination, Landlord may recover from Tenant:

     (a) the worth at the time of award of the unpaid Rents which had been earned at the time of termination; plus

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     (b) the worth at the time of award of the amount by which the unpaid Rents which would have been earned after termination until the time of award exceeds the amount of such Rents loss that Tenant proves could have been reasonably avoided; plus

     (c) the worth at the time of award of the amount by which the unpaid Rents for the balance of the term of the Lease after the time of award exceeds the amount of such Rents loss that Tenant proves could be reasonably avoided; and plus

     (d) any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom; and/or

     (e) At Landlord's elections, such other amounts in addition or in lieu of the foregoing as may be permitted from time to time herein or by applicable law.

     The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the rate of 10% per annum. The "worth at the time of award" of the amount referred to in clause (c) above means the monthly sum of the Rents under the Lease. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time thereafter.

21.  CONTINUATION AFTER DEFAULT.

     Even though Tenant has defaulted the Lease and abandoned the Premises, the Lease shall continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all of its rights and remedies under the Lease, including the right to recover the Rents as they become due under the Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under the Lease shall not constitute a termination of Tenant's right to possession. If any fixture, equipment, improvement, installation or appurtenance shall be required to be removed from the Premises and/or Building by Tenant, then Landlord (in addition to all other rights and remedies) may, at its election by written notice to Tenant, deem that the same has been abandoned by Tenant to Landlord, or Landlord may remove and store the same and restore the Premises to its original condition at the reasonable expense of Tenant, as Additional Rent to be paid within fifteen (15) days after written notice to Tenant of such expense.

22.  LANDLORD'S DEFAULT.

     If Landlord fails to perform or observe any of its material Lease obligations herein and such failure continues for thirty (30) days after written notice from Tenant, or such additional time, if any, that is reasonably necessary to promptly and diligently cure such failure after receiving written notice, Landlord shall be in breach of the Lease (a "Default"). If Landlord commits a Default, Tenant may pursue any remedies given in the Lease or under law.

23.  LANDLORD'S RIGHT TO CURE DEFAULTS.

     All terms and provisions to be performed by Tenant under the Lease shall be at Tenant's sole cost and expense and without any abatement of Rents. If Tenant fails to pay any sum of money, other than Rents, required hereunder or fails to perform any other act required hereunder and such failure continues for thirty
(30) days after notice by Landlord, Landlord may, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as provided in the Lease. All sums paid by Landlord and all incidental costs shall be deemed Additional Rent hereunder and shall be payable within ten (10) days of written notice of such sums paid.

24.  OTHER RELIEF.

     The remedies provided for in the Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

25.  ATTORNEYS' FEES.

     In the event either party places the enforcement of the Lease, or any part thereof, or the collection of any Rents, or recovery of the possession of the Premises, or files suit upon the same, then the prevailing party shall recover its reasonable attorneys' fees and costs.

26.  EMINENT DOMAIN.

     If all or any part of the Premises shall be taken or conveyed as a result of the exercise of the power of eminent domain, the Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate the Lease as to the balance of the Premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken or conveyed shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent awards or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease or otherwise, provided that Tenant shall be entitled to any and all compensation, damages, income, rent or awards paid for or on account of Tenant's moving expenses, trade fixtures, equipment and any leasehold improvements in the Premises, the cost of which was borne by Tenant, to the extent of the then unamortized value of such improvements for the remaining term of the Lease. In the event of a taking of the Premises which does not result in a termination of the Lease, the monthly rental herein shall be apportioned as of the date of such taking so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the Premises not so taken bears to the total area of the Premises prior to such taking.

27.  SUBORDINATION, ATTORNMENT & NONDISTURBANCE; AND ESTOPPEL CERTIFICATE.

     At Landlord's request, Tenant agrees to execute, acknowledge, and deliver within ten (10) days to Landlord a Subordination, Attornment &

Nondisturbance Agreement ("Subordination Agreement"), subject to Landlord's reasonably proposed form(s). Such Subordination Agreement shall subordinate the Lease to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises, Building or common areas, or any part thereof, to any and all advances made on the security, and to all renewals, modification, consolidations, replacements and extensions thereof, whether the Lease is dated prior or subsequent to the date of said ground lease, mortgage, deed of trust or other hypothecation or the date of recording thereof. Further, at Landlord's request, Tenant agrees to execute, acknowledge, and deliver within ten (10) days to Landlord an Estoppel Certificate, subject to Landlord's reasonably proposed form(s). Such Subordination Agreement and Estoppel Certificate may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any ground lease, mortgage, deed of trust, or any other hypothecation of the Premises, Building, or common areas, or any part thereof. Notwithstanding such Subordination Agreement, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default under the Lease, unless the Lease is otherwise terminated pursuant to its terms.

     In the event that Tenant fails to execute, acknowledge, and deliver to Landlord such Subordination Agreement and Estoppel Certificate within ten (10) days of Landlord's request, the parties herein expressly agree that Tenant shall be deemed in default of the Lease without further notice. In such event, the parties herein further expressly agree that the Subordination Agreement and Estoppel Certificate are deemed to have been executed by Tenant.

28.  NO MERGER.

     The voluntary or other surrender of the Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

29.  SALE.

     In the event the original Landlord hereunder, or any successor owner of the Premises, Building, and common areas shall sell or convey the Premises, Building, and common areas, and the purchaser assumes the obligations of Landlord under the Lease, all liabilities and obligation on the part of the original Landlord, or such successor owner, under the Lease accruing after such Sale shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

30.  NO LIGHT OR VIEW EASEMENT.

     Any diminution or shutting off of light or view by any structure erected on lands adjacent to the Building shall in no way affect the Lease or impose any liability on Landlord.

31.  HOLDING OVER.

     If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term or any Option period of the Lease, Tenant shall become a tenant from month to month upon the terms herein specified, but at a monthly Base Rent equivalent to 125% of the Base Rent at the end of the term or extension period pursuant to Article 4, payable in advance on or before the 1st day of each month. All Additional Rent shall also apply. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

32.  ABANDONMENT.

     If Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

33.  SECURITY DEPOSIT.

     Tenant shall deposit with Landlord upon execution of the Lease as a security deposit in the form of a Certificate of Deposit in an amount and under the terms and conditions more specifically set out in Exhibit C the Agreement Regarding Certificate of Deposit ("Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of the Lease to be performed or observed by Tenant. In the event Tenant fails to perform or observe any of the provisions of the Lease to be performed or observed by it, then, at the option of the Landlord, Landlord may (but shall not be obligated to do so) apply the Security Deposit, or so much thereof as may be necessary to remedy such default or to repair damages to the Premises caused by Tenant. In the event Landlord applies any portion of the Security Deposit to remedy any such default or to repair damages to the Premises caused by Tenant, Tenant shall pay to Landlord, within thirty (30) days after written demand for such payment by Landlord, all monies necessary to restore the Security Deposit up to the original amount. Any portions of the Security Deposit remaining upon termination of the Lease shall be returned.

34.  WAIVER.

     All waivers by either party herein must be in writing and signed by such party. The waiver of any term or conditions herein shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow upon between the parties in the administration of the terms hereof be construed to waive or to lessen the right of either party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of Rents hereunder by Landlord shall not be deemed to be a waiver of any breach by Tenant of any term or condition of the Lease, regardless of Landlord's knowledge of such breach at the time of acceptance of such Rents.

35.  NOTICES.

     All notices and demands which may or are required to be given by either party to the other under the Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at 65 East Wadsworth Park Drive, Suite 200, Draper, UT 84020, Attn: Clay Wilkes, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at Draper Land Partnership II; Attn: Kip Wadsworth;

71 East Wadsworth Park Dr., Draper, UT 84020 or to such other place as Landlord may from time to time designate in a notice to Tenant, or in the case of Tenant, delivered to Tenant at the Premises. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices hereunder the person in charge of or occupying the Premises at the time, and if no person shall be in charge of or occupying the same, then service may be made by attaching same on the main entrance of the Premises.

36.  COMPLETE AGREEMENT.

     There are no oral agreements between Landlord and Tenant affecting the Lease, and the Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of the Lease. The Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

37.  CORPORATE AUTHORITY.

     The person(s) executing the Lease on behalf of the parties herein hereby covenants and warrants that (a) such party is a duly authorized and validly existing entity under the laws in which it was formed, (b) such party has and is qualified to do business in Utah, (c) such entity has full right and authority to enter into the Lease, and (d) each person executing the Lease on behalf of such entity is authorized to do so.

38.  GUARANTEE OF LEASE.

     Tenant guarantees, upon execution of the Lease, to occupy the Premises. Any failure to occupy the Premises does not release the Tenant from the obligation of paying Rents or any other terms set forth herein.

39.  MISCELLANEOUS.

     (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

     (b) Time is of the essence on the Lease and each and all of its terms and conditions.

     (c) The terms and conditions herein shall apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

     (d) The captions of the Lease are solely to assist the parties and are not a part of the terms or conditions of the Lease.

     (e) The Lease shall be governed by and construed in accordance with the laws of the State of Utah, and is deemed to be executed within the State of Utah.

40.  SEVERABILITY.

     If any term provision of the Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of the Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of the Lease shall be valid and shall be enforceable to the extent permitted by law.

41.  BROKERS.

     Landlord is represented by Prime Commercial, Inc.; Tenant is represented by Coldwell Banker West Realty. Agreed-upon commissions shall be due and payable by Landlord upon execution.

42.  PERFORMANCE DELIVERY

     In the event the Landlord does not deliver the premises substantially complete on or before November 5, 1996, the Landlord will provide the Tenant two
(2) days free base rent for each day of delayed delivery. The Tenant agrees to cooperate completely with the Landlord and agrees to make all necessary decisions relating to the space completion promptly.

43.  FIRST RIGHT OF OPPORTUNITY

     The entering into this agreement is not an exercise of the opportunity in paragraph 42 of the Lease dated this 21st day of May, 1996, and entered into by and between DRAPER LAND PARTNERSHIP II, a Utah Limited Partnership, and I-LINK WORLDWIDE, INC., a Corporation.

     IN WITNESS WHEREOF, the parties have executed the Lease dated the day and year first above written.

TENANT,                                 LANDLORD,

I-LINK WORLDWIDE, INC.                  DRAPER LAND PARTNERSHIP II



By:  /s/ John Edwards                   By:  /s/
     ----------------                        ----------------------

Its: CEO                                Its: Partner
     ----------------                        ----------------------

                                   EXHIBIT A
                               FINAL SPACE PLAN

                                   EXHIBIT B
                          BASE BUILDING IMPROVEMENTS


     The Base Building Improvements and systems as described below shall be furnished by Landlord at Landlord's sole cost and expense. These include:

1. The Building structure will be designed for a minimum floor load of 50 lb. Live load plus a 20 lb. partition dead load.

2. The Building shell will include a core consisting of: 1 elevator with equipment room, 2 stairwell enclosures, 1 men's and 1 women's rest-room on each floor, finished lobbies and exterior perimeter walls and windows and all building columns.

3. A Concrete floor will be installed with a smoothed trowel finish for installation of glued-down carpet. The Floor will be poured level and finished in accordance with current ACI Standard Specifications 117.

4. A Life Safety system will be installed in accordance with the more stringent of applicable national, state and local codes or the Americans with Disabilities Act, throughout the Building, including all corridors, stairwells and rest-rooms (strobes).

5. Electrical distribution will be provided to the main panel boxes in the electrical closet on each floor. The electrical system shall be sized for seven (7) watts per usable square foot (120-208-3 Phase) for Tenant's consumption, over and above base building electrical requirements.

6. The Building will be equipped with a packaged-unit heating, ventilation and air conditioning system sufficient for Tenant's anticipated occupancy requirements. The system will be designed to maintain a space temperature between 70-78 degrees F on a year-round basis, based on a maximum average occupancy of one (1) person for each 150 square feet of usable area. The requirements for ventilation shall comply with present ASHRAE (American Society of Heating, Refrigeration and Air-Conditioning Engineers) standard 62-1989 as a minimum requirement. Tenant shall be furnished with a price per ton for package unit if additional air conditioning is required. All distribution and controls of HVAC, within tenant space, shall be subject to Tenant Improvement allowance.

7. Telephone service, as provided by the local utility, will be brought to Tenant's or Building's main telephone room.

8. Common corridor walls and walls between tenant suites will be provided with the side finished only to the common areas.

9. All roadways necessary for Tenant's access to and egress from the Building will be completed, along with parking, landscaping and sprinklers for irrigation.

10. Fiber optics are essential to I-Link's business. Landlord agrees to give Tenants access to a "clean sweep" conduit for fiber between all buildings in the park.

                                   EXHIBIT C
                  AGREEMENT REGARDING CERTIFICATE OF DEPOSIT

     This Agreement Regarding Certificate of Deposit ("Agreement") is entered into by and between Draper Land Partnership II, a Utah limited partnership ("Landlord"), and I-Link Worldwide, Inc., a Utah corporation ("Tenant").

I.   RECITALS.

     A. Tenant and Landlord are parties to a Commercial Lease dated the 11 day of September, 1996 (the "Lease"), pursuant to which Tenant will lease certain real property located in Draper, Utah (the "Property") from Landlord for office use.

     B. The Lease requires Tenant to make a Security Deposit to ensure the faithful performance by Tenant of all of the provisions of the Lease.

     C. In view of the fact that Tenant is a newly formed business enterprise with no performance history, Landlord and Landlord's lender ("Lender") desire a substantial Security Deposit with provision for future reduction in amount consistent with the terms and conditions hereof.

II.  AGREEMENT.

     1. Tenant will obtain and deliver to Landlord as the Security Deposit required under the Lease four separate Certificates of Deposit each in the same amount and totaling in the aggregate Two Hundred Fifteen Thousand Dollars ($215,000.00) (the "CDs"), which Landlord shall be entitled to redeem for cash pursuant to the terms of the Lease and this Agreement.

     2. Notwithstanding anything to the contrary Tenant shall be entitled to all interest earned on the CDs.

     3. The CDs are held by Landlord as the Security Deposit securing the faithful performance by Tenant of all of the provisions of the Lease to be performed or observed by Tenant, including, without limitation, the payment of any and all payments owing of any kind by Tenant under the Lease. In the event Tenant fails to perform or observe any of the provisions of the Lease to be performed or observed by it, then, at the option of the Landlord, Landlord may (but shall not be obligated to do so) apply the Security Deposit, or so much thereof as may be necessary to remedy such default or to repair damages to the Premises caused by Tenant. In the event Landlord applies any portion of the Security Deposit to remedy any such default or to repair damages to the Premises caused by Tenant, Tenant shall pay to Landlord, within thirty (30) days after written demand for such payment by Landlord, all monies necessary to restore the Security Deposit up to the original amount. Any portions of the Security Deposit remaining upon termination of the Lease shall be returned.

     4. After the second anniversary of this Agreement, and provided that Tenant is in good standing and not in default under the terms and conditions of the Lease, and provided further that Tenant has achieved a level of performance that satisfies Lender, the CDs may be returned to the Tenant at the rate of one per year over the next four years, provided further that at the beginning of the sixth year Tenant then deposits with Landlord the final month's base rent ($11,362 plus the applicable 4% annual increases calculated in accordance with paragraph 4 of the Lease) to be held by Landlord as the Security Deposit for the remainder of the Lease Term.

     5. Landlord may without the further permission of Tenant deliver the CDs over to Lender who shall hold the same for the benefit of Landlord hereunder such that Landlord's security interest therein shall be deemed perfected by possession under (S)70A-9-304 of the Utah Code Annotated (1953), as amended, provided only that Lender shall hold the CDs under the terms and conditions of this Agreement.

     6. Should Landlord or Lender request that Tenant execute a UCC-1 form for filing consistent with the terms and conditions of this Agreement, or any other document necessary to carry out the intent of the parties hereunder, Tenant agrees to execute the same.

     7. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. Notwithstanding the foregoing, the Lease shall remain in full force and effect except to the extent it is inconsistent with this Agreement, which shall govern in the event of a conflict between the two instruments.

     8. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement or such modification, waiver, amendment, discharge or change is or may be sought.

     9. This Agreement may be executed in counterparts, all of which when taken together shall be deemed fully executed originals.

     10. In the event either party commences litigation for the judicial interpretation, enforcement, termination, cancellation or rescission hereof, or for damages for the breach hereof, then, in addition to any or all other relief awarded in such litigation, the prevailing party therein shall be entitled to a judgment against the other for an amount equal to reasonable attorneys' fees and court and other costs incurred.

     11. Tenant or Landlord shall not, by virtue of this Agreement, in any way or for any reason be deemed to have become a partner of the other in the conduct of business or otherwise, or a joint venturer.

     12. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah.

     13. In the event any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, provision or agreement is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

     14. All terms of the Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first written above.

TENANT,                                 LANDLORD,

I-Link Worldwide, Inc.                  Draper Land Partnership II



By:  /s/ John Edwards                   By:
     ----------------                        ---------------------

Its:                                    Its:
     ----------------                        ---------------------